Critical Accounting Estimates and Judgments	12 Months Ended
Dec. 31, 2024
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Critical Accounting Estimates and Judgments
Note 2: Critical Accounting Estimates and Judgments
The preparation of financial statements requires management to make estimates and judgments about the future. Estimates and judgments are continually evaluated and are based on historical experience and other factors, including expectations of future events that are believed to be reasonable under the circumstances. Accounting estimates will, by definition, seldom equal the actual results.
The Company continues to operate in an uncertain macroeconomic environment, reflecting ongoing geopolitical risk, uneven economic growth, and an evolving interest rate and inflationary backdrop, among other factors. While the Company is closely monitoring these conditions to assess potential impacts on its businesses, some of management’s estimates and judgments may be more variable and may change materially in the future due to the significant uncertainty created by these circumstances.
The following discussion sets forth management’s:

•	Most critical estimates and assumptions in determining the value of assets and liabilities; and

•	Most critical judgments in applying accounting policies.
Critical accounting estimates and assumptions
Allowance for expected credit losses and sales adjustments
The Company must assess whether accounts receivable are collectible from customers. Accordingly, management establishes an allowance for expected losses arising from non-payment
and other sales adjustments, taking into consideration customer creditworthiness, current economic trends, experience and expected credit losses. If future collections differ from estimates, future earnings would be affected. As of December 31, 2024, the combined allowances were $55 million, or 5%, of the gross trade accounts receivable balance of $1,113 million. An increase to the reserve based on 1% of accounts receivable would have decreased pre-tax
earnings by approximately $11 million for the year ended December 31, 2024.
Computer software
Computer software represented $1,453 million of total assets in the consolidated statement of financial position as of December 31, 2024, and included internally developed computer software as well as computer software acquired in business combinations.
Most expenditures for internally developed computer software relate to product development and enhancements. Management exercises judgment in determining the development activities that meet capitalization criteria. Software acquired through business combinations is recorded at fair value, which is estimated at the acquisition date, based on, among other factors, cash flow projections from the use or sale of the asset, the weighted-average cost of capital and the remaining useful life, all of which require judgment.
For all software, management must estimate the expected period of benefit over which amounts recognized as assets should be amortized. The basis of these estimates includes the timing of technological obsolescence, economic and competitive pressures, historical experience and internal business plans for the use of the software. Due to rapidly changing technology and the uncertainty of the software development process itself, future results could be affected if management’s current assessment of its software projects differs from actual performance.

Other identifiable intangible assets and goodwill
Other identifiable intangible assets and goodwill represented $3,134 million and $7,262 million, respectively, of total assets in the consolidated statement of financial position as of December 31, 2024. Other identifiable intangible assets and goodwill arise out of business combinations. Business combinations are accounted for under the acquisition method of accounting, which requires the Company to identify and attribute values to the intangible assets acquired based on their estimated fair value as well as to estimate their useful lives. These determinations involve significant estimates and assumptions regarding cash flow projections, economic risk and weighted-average cost of capital. The excess of acquisition cost over the fair value of identifiable net assets acquired is recorded as goodwill.
Subsequent to acquisition, the Company tests other identifiable intangible assets and goodwill for impairment as required. The outcome of these tests is highly dependent on management’s latest estimates and assumptions regarding cash flow projections, economic risk and weighted-average cost of capital. Specifically, cash flow projections could be impacted by deterioration in macroeconomic conditions, including potential impacts of regulation on customers, changes in customer buying patterns or competitive pressures. The Company’s assumption of perpetual growth could be impacted by changes in long-term outlooks for global inflation. Additionally, the discount rate, tax rate and EBITDA multiples used in various impairment tests are based on those for comparable companies, which are driven by market conditions and prevailing tax laws.
If future events or results differ adversely from the estimates and assumptions made at acquisition or as part of subsequent impairment tests, the Company could record increased amortization or impairment charges in the future.
See note 19 for discussion of the annual impairment testing of goodwill.
Employee future benefits
The Company sponsors defined benefit plans providing pension and other post-employment benefits to covered employees. The Company’s most significant defined benefit plans no longer accrue benefits to active employees. The determination of benefit costs associated with employee future benefits requires assumptions such as the discount rate, which is used to measure benefit plan obligations and the net interest income (expense) on the net benefit plan assets (obligations). Other significant assumptions include expected mortality and the expected rate of increase with respect to certain future pension payments. In the third quarter of 2024, retiree medical benefits in the U.S. were amended with effect from January 1, 2025 to transition to a health reimbursement arrangement (“HRA”) where the Company provides a fixed subsidy to plan participants that may be used to purchase healthcare insurance on the individual marketplace. This amendment eliminates the need for management to estimate healthcare cost inflation trends and claims frequency. Because the determination of the cost and obligations associated with employee future benefits requires the use of various assumptions, there is measurement uncertainty inherent in the actuarial valuation process. Actual results will differ from results which are estimated based on assumptions. See note 27.
Income taxes
The Company computes an income tax provision in each of the jurisdictions in which it operates. These income tax provisions include amounts that are based upon the Company’s estimates and assumptions regarding prices and values used to record intercompany transactions. Actual amounts of income tax expense only become final upon filing and acceptance of the tax return by the relevant authorities, which occurs after the issuance of the financial statements.
Additionally, estimation of income taxes includes evaluating the recoverability of deferred tax assets based on an assessment of the ability to use the underlying future tax deductions before they expire against future taxable income. The assessment is based upon existing tax laws and estimates of future taxable income. To the extent estimates differ from the final tax return, earnings would be affected in a subsequent period.
In interim periods, the income tax provision is based on estimates of full-year earnings by jurisdiction. The average annual effective income tax rates are re-estimated
at each interim reporting date. To the extent that forecasts differ from actual results, adjustments are recorded in subsequent periods. See note 10 for further details on income taxes including a discussion on sensitivity.
The Company has deferred tax assets in connection with the intercompany transfer of certain operations. The determination of these assets requires management to make significant estimates and assumptions about the fair value of the related operations. Critical estimates include, but are not limited to, internal revenue and expense forecasts and discount rates, while critical assumptions include those regarding macroeconomic conditions and prevailing tax laws. The discount rates used in the income method to reduce expected future cash flows to present value are derived from a weighted-average cost of capital analysis and are adjusted to reflect the inherent risks related to the cash flow. Although the Company believes its assumptions and estimates are reasonable and appropriate, they are based in part on historical experience and are inherently uncertain. Unanticipated events and circumstances may occur that could differ adversely from the Company’s assumptions and estimates, which could require the Company to reduce its deferred tax assets in future periods.

Critical judgments in applying accounting policies
Revenue recognition
To determine the appropriate revenue recognition for its products and services, management must assess whether multiple products and services in customer contracts are distinct performance obligations that should be accounted for separately, or whether they must be accounted for together. In making the determination, management considers, for example, whether the Company regularly sells a product or service separately, or whether the products or services are highly interrelated. Management must also determine the standalone selling price (“SSP”) for each distinct performance obligation. The Company typically has more than one SSP for individual products and services due to the stratification of its offerings by customer. As a result, management determines the SSP taking into consideration market conditions and other factors, including the value of its contracts, the product or service sold, the customer’s market, geographic location and the number and types of users in each contract. Finally, management must also estimate the period over which to amortize assets arising from incremental costs of obtaining a contract. As management estimates that this period corresponds to the period over which a customer benefits from existing technology in the underlying product or service, this judgment is closely linked with the determination of software amortization periods.
Uncertain tax positions
The Company is subject to taxation in numerous jurisdictions and is routinely under audit by many different taxing authorities in the ordinary course of business. There are many transactions and calculations in the course of business for which the ultimate tax determination is uncertain, as taxing authorities may challenge some of the Company’s positions and propose adjustments or changes to its tax filings. As a result, the Company maintains provisions for uncertain tax positions that it believes appropriately reflect its risk. These provisions are made using the Company’s best estimates of the amount expected to be paid based on a qualitative assessment of all relevant factors. When appropriate, the Company performs an expected value calculation to determine its provisions. The Company reviews the adequacy of these provisions at the end of each reporting period and adjusts them based on changing facts and circumstances. Due to the uncertainty associated with tax audits, it is possible that at some future date, liabilities resulting from such audits or related litigation could vary significantly from the Company’s provisions. Where the outcome of these tax-related
matters is different from the amounts that were initially recorded, such differences will affect the tax provisions in the period in which such determination is made. As of December 31, 2024, the
Company has recorded an aggregate provision of
$294
million
for uncertain tax positions (excluding interest) within its current and deferred tax accounts as appropriate, in the consolidated statement of financial position.
Deferred Tax Assets
Deferred tax assets are recognized to the extent it is probable that taxable profits will be available against which the deductible temporary differences can be utilized, and are reduced to the extent that it is not probable that sufficient taxable profits will be available to allow all or part of the asset to be recovered. In evaluating deferred tax assets, management must make judgments to assess the future taxable profits and likely outcomes of unresolved tax audits associated with the relevant jurisdictions. As of December 31, 2024, the Company had deferred tax assets of $1,832 million and unrecognized deferred tax assets of $681 million (see note 24).